Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management, LP


Name of Issuer  		Avago Technologies Ltd

Title of Security		Avago Technologies Ltd

Date of First Offering		08/05/09

Amount of Total Offering		43,200,000 shares
Unit Price		$15.00

Underwriting Spread or Commission		$0.90

Dollar Amount of Purchases		$61,050

Number of Shares Purchased		4,070

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0094%
by Portfolio

Percentage of offering purchased		1.5346%
by the other Portfolios

Percentage of Portfolio assets                  0.1363%
applied to purchases






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital



Underwriting Syndicate Members		Credit Suisse
					Citi
					Goldman Sachs & Co.
					FTN Equity Capital Mkts
					JP Morgan
                                        Barclays Capital
                                        Morgan Stanley
                                        Deutsche Bank Securities
                                        UBS Investment Bank
                                        KKR
                                        ABN Amro Inc.








Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management, LP

Name of Issuer  		American Electric Power Co.,Inc.

Title of Security		American Electric Power Co.,Inc.


Date of First Offering		04/01/2009

Amount of Total Offering		 60,000,000.00

Unit Price		$24.50

Underwriting Spread or Commission		$0.735

Number of Shares Purchased 		4,550

Dollar Amount of Purchases		$111,475

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0076%
by Portfolio

Percentage of Portfolio assets                  0.3075%
applied to purchases

Percentage of offering purchased		2.8507%
by the other Portfolios






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Suisse first boston
Securities	                        Keybanc capital markets

Underwriting Syndicate Members		Credit Suisse
					Citi
					Goldman Sachs & Co.
					Wachovia securities
					JP Morgan
                                        Barclays Capital
                                        Morgan Stanley
                                        Mitsubishi UFJ securities
                                        UBS Investment Bank
                                        Keybanc capital markets
                                        ABN Amro Inc.




Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management, LP

Name of Issuer  		Ford Motor Co.

Title of Security		Ford Motor Co.


Date of First Offering		05/12/2009

Amount of Total Offering		300,000,000.00

Unit Price		$4.75

Underwriting Spread or Commission		$0.1425

Number of Shares Purchased 		39,730

Dollar Amount of Purchases		$188718

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0132%
by Portfolio

Percentage of Portfolio assets                  0.4737%
applied to purchases

Percentage of offering purchased		3.4868%
by the other Portfolios






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Citigroup Global Marketing


Underwriting Syndicate Members
					Citigroup global marketing
					Goldman Sachs & Co.
					Deutsche Bank securities Inc
					JP Morgan
                                        Morgan Stanley
                                        Merrill Lynch




Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Large Cap Growth
Name of Sub Advisor		Goldman Sachs Asset Management, LP

Name of Issuer  		Northern Trust Corp

Title of Security		Northern Trust Corp.


Date of First Offering		04/28/2009

Amount of Total Offering		15,000,000.00

Unit Price		$50.00

Underwriting Spread or Commission		$1.625

Number of Shares Purchased 		3,170

Dollar Amount of Purchases		$158500

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.021%
by Portfolio

Percentage of Portfolio assets                  0.2360%
applied to purchases

Percentage of offering purchased		.9789%
by the other Portfolios






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Morgan Stanley Co., Inc.


Underwriting Syndicate Members
					Goldman Sachs & Co.
					UBS Securities
                                        Morgan Stanley




Name of Registrant:		Seasons Series Trust
Name of Portfolio:		International Equity
Name of Sub Advisor		Goldman Sachs Asset Management, LP

Name of Issuer  		Sumitomo Mitsui Financial

Title of Security		Sumitomo Mitsui Financial


Date of First Offering		06/15/2009

Amount of Total Offering		802883.188m jpy

Unit Price		3928 jpy

Underwriting Spread or Commission		4.3016%

Number of Shares Purchased 		300

Dollar Amount of Purchases		$509

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0001%
by Portfolio

Percentage of Portfolio assets                  0.0006%
applied to purchases

Percentage of offering purchased		.0008%
by the other Portfolios






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Daiwa Securities SMBC Europe Ltd


Underwriting Syndicate Members
					Goldman Sachs & Co.
					Citigroup Global Markets
                                        Daiwa Securities
                                        Barclays Bank PLC







Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Focus Value
Name of Sub Advisor		JP Morgan Investment Mngt., Inc

Name of Issuer  		Wells Fargo & Company Secondary


Title of Security		Wells Fargo & Company Secondary


Date of First Offering		05/08/2009

Amount of Total Offering

Unit Price		$22

Underwriting Spread or Commission		$0.52

Number of Shares Purchased 		1,125,000

Dollar Amount of Purchases		$24,750,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0020%
by Portfolio

Percentage of Portfolio assets                  0.403%
applied to purchases

Percentage of offering purchased		.3280%
by the other Portfolios






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Wachovia Securities Ltd


Underwriting Syndicate Members
					NA






Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management LP

Name of Issuer  		Vulcan Materials Company


Title of Security		Vulcan Materials Company


Date of First Offering		06/11/2009

Amount of Total Offering	11,500,000 shares

Unit Price		$41

Underwriting Spread or Commission		$1.64

Number of Shares Purchased 		950

Dollar Amount of Purchases		$38,950

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0083%
by Portfolio

Percentage of Portfolio assets                  0.0945%
applied to purchases






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Merrill Lynch Capital Services


Underwriting Syndicate Members
					Goldman Sachs & Co
                                        Merrill Lynch Capital Services




Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management LP

Name of Issuer  		Lincoln National Corp


Title of Security		Lincoln National Corp


Date of First Offering		06/16/2009

Amount of Total Offering	40,000,000 shares

Unit Price		$15

Underwriting Spread or Commission		$.66

Number of Shares Purchased 		1930

Dollar Amount of Purchases		$28,950

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0048%
by Portfolio

Percentage of Portfolio assets                  0.0731%
applied to purchases






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Merrill Lynch Capital Services


Underwriting syndicate members          Goldman Sachs & Co
                                        Merrill Lynch Capital Services












Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management LP

Name of Issuer  		Regions Financial Corp


Title of Security		Regions Financial Corp


Date of First Offering		05/20/2009

Amount of Total Offering	400,000,000 shares

Unit Price		$4

Underwriting Spread or Commission		$.15

Number of Shares Purchased 		51,420

Dollar Amount of Purchases		$205,680

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0129%
by Portfolio

Percentage of Portfolio assets                  0.5253%
applied to purchases






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        JP Morgan Chase & Co






Underwriting Syndicate Members		Goldman Sachs & Co
                                        JP Morgan Chase & Co







Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management LP

Name of Issuer  		SunTrust Banks Inc


Title of Security		SunTrust Banks Inc


Date of First Offering		06/01/2009

Amount of Total Offering	108,000,000 shares

Unit Price		$13

Underwriting Spread or Commission		$.4225

Number of Shares Purchased 		5,430

Dollar Amount of Purchases		$70,590

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.005%
by Portfolio

Percentage of Portfolio assets                  0.1718%
applied to purchases






Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
Securities	                        Morgan Stanley Co.,Inc






Underwriting Syndicate Members		Goldman Sachs & Co
                                        Morgan Stanley Co., Inc